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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: January 19, 2005
                Date of earliest event reported: January 18, 2005

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     1-3619               13-5315170
         (State or other             (Commission File       (I.R.S. Employer
  jurisdiction of incorporation)         (Number)          Identification No.)

      235 East 42nd Street                                        10017
       New York, New York                                       (Zip Code)


                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On January 19, 2005, Pfizer Inc. (the "Company" or "Pfizer") issued a press release announcing its financial results for the fourth quarter of 2004. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 2.06 Material Impairments

On January 18, 2005, the Company determined that an indefinite-lived intangible asset relating to Depo Provera (Depo), a long-acting injectable contraceptive that was acquired in connection with our acquisition of Pharmacia Corporation in April 2003, has become impaired due to the unexpected entrance of a generic competitor in the U.S. market in the latter part of 2004 and, as previously announced, a labeling change for the addition of more prominent wording in a "black boxed" warning noting that women who use Depo may lose significant bone mineral density. The Company recorded a non-cash charge of $691 million ($420 million net of tax) in the fourth quarter of 2004 as a result of the impairment.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99  -   Press Release of Pfizer Inc. dated January 19, 2005, reporting
                Pfizer's financial results for the fourth quarter of 2004.
                Exhibit 99 is deemed to be "filed" under the Securities Exchange
                Act of 1934 in this Current Report on Form 8-K.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                                 PFIZER INC.

                                                 By: /s/ Margaret M. Foran
                                                 -------------------------------
                                                 Margaret M. Foran
                                                 Title: Vice President-Corporate
                                                 Governance and Secretary

Dated: January 19, 2005

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                                  EXHIBIT INDEX

Exhibit No.     Description
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99              Press Release of Pfizer Inc. dated January 19, 2005, reporting
                Pfizer's financial results for the fourth quarter of 2004.